WOA All Asset I

(the “Fund”)

Class I Shares (Symbol: WOAIX)

Supplement dated December 18, 2020

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated June 29, 2020

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

On December 9, 2020, shareholders of the Fund approved a new investment advisory agreement (the “New Advisory Agreement”) between Eaton Vance Investment Counsel, now known as Eaton Vance Water Oak Advisors (the “Adviser”), and the Trust, on behalf of the Fund. Prior to December 9, 2020, and effective as of October 16, 2020, the Adviser served as the investment adviser to the Fund pursuant to an interim investment advisory agreement with the Trust, on behalf of the Fund.

References to Water Oak Advisors, LLC, the Fund’s prior investment adviser, should be disregarded. The portfolio managers for the Fund, however, remain unchanged and investment advisory fees remain the same.

Eaton Vance Water Oak Advisors

The Adviser is an SEC registered investment adviser organized as a Massachusetts business trust and is located at Two International Place, 14th Floor, Boston, MA 02110. The Adviser is a wholly owned subsidiary of Eaton Vance Corp., a publicly held corporation. Publicly held shares of Eaton Vance Corp. are all nonvoting. All voting shares are beneficially owned by certain officers of Eaton Vance Corp. or its subsidiaries and are deposited in a voting trust. The trustees of the voting trust are all officers of Eaton Vance Corp. or its subsidiaries. As of September 30, 2020, no individual shareholder owned or had the right to vote 25% or more of the voting or nonvoting shares of Eaton Vance Corp. As of September 30, 2020, the Adviser and its affiliates manage a total of $517 billion in assets.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated June 29, 2020, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-754-7935.